                                                            EXHIBIT 25

                                Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM T-1

           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE



              Check if an application to determine eligibility of a trustee pursuant to Section 305(b)(2)

                           NATIONSBANK OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)


   901 MAIN STREET                                   75-2238693
DALLAS, TEXAS  75202                              (I.R.S. employer
(Address, including zip code                     identification no.)
of principal executive offices)


        NOT APPLICABLE                            NOT APPLICABLE
(Jurisdiction of incorporation                 (Name, address and
 or organization if not a                      telephone number of
  U.S. national bank)                          agent for service)




                             TERRA INDUSTRIES INC.
              (Exact Name of obligor as specified in its charter)

          MARYLAND                                     52-1145429
(State or other jurisdiction                        (I.R.S. employer
of incorporation or organization)                  identification no.)



                              600 FOURTH STREET
                          SIOUX CITY, IA  51102-6000

        (Address, including zip code, of principal executive offices)

          Liquid Yield Option Notes Due 2009 (Zero Coupon -- Senior)

                        (Title of indenture securities)

GENERAL INFORMATION

                 Furnish the following information as to the trustee:

                 (a) Name and address of each examining or supervising authority to which it is subject.

                      NAME                                      ADDRESS
                      ----                                      -------

            Comptroller of the Currency                     Washington, D.C.
            Federal Reserve Bank                            Dallas, Texas

            Federal Deposit Insurance Corporation           Washington, D.C.
            National Bank Examiners                         Dallas, Texas

                 (b) Whether it is authorized to exercise corporate trust powers. Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the trustee, describe each such affiliation. None.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

                 (a) Furnish the following information as to each class of voting securities of the trustee.

                        AS OF
                                (within 31 days)

                  COL. A                                       COL. B
                  --------------                         ------------------
                  TITLE OF CLASS                         AMOUNT OUTSTANDING
                  --------------                         ------------------

                  Not applicable

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

                 If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

                 (a) Title of the securities outstanding under each such other indenture.

                          Not Applicable

                 (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indentures, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indentures.

                          Not applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

         If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

         Not applicable.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
         OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor:

                       AS OF
                                (within 31 days)


    COL. A            COL. B             COL. C               COL. D
 -------------    --------------        ------------     ----------------------

                                                         PERCENTAGE OF VOTING
                                                         SECURITIES REPRESENTED

                                        AMOUNT OWNED     BY AMOUNT GIVEN
 NAME OF OWNER    TITLE OF CLASS        BENEFICIALLY     IN COL. C
 -------------    --------------        ------------     ----------------------


                 Not applicable.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

                                  AS OF
                                (within 31 days)



    COL. A              COL. B            COL. C                 COL. D
 -------------      --------------       ------------    ----------------------
                                                            PERCENTAGE OF VOTING
                                                           SECURITIES REPRESENTED
                                         AMOUNT OWNED         BY AMOUNT GIVEN
 NAME OF OWNER      TITLE OF CLASS       BENEFICIALLY            IN COL. C
 -------------      --------------       ------------    ----------------------

                 Not applicable.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                 Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

                         AS OF
                                (within 31 days)


<Caption
COL. A                   COL. B                         COL. C                       COL. D
- --------------     -------------------      --------------------------              ---------
                       WHETHER THE                 AMOUNT OWNED                 PERCENT OF CLASS
                     SECURITIES ARE             BENEFICIALLY OR HELD                REPRESENTED
                   VOTING OR NONVOTING         AS COLLATERAL SECURITY             BY AMOUNT GIVEN
TITLE OF CLASS         SECURITIES            FOR OBLIGATIONS IN DEFAULT              IN COL. C
- --------------     -------------------      --------------------------              ---------


                 Not applicable.



         ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter, any of which are so owned or held by the trustee:

                       AS OF
                                (within 31 days)

           COL. A                     COL. B                       COL. C                       COL. D
           ------                     ------                       ------                       ------

                                                                  AMOUNT OWNED
                                                              BENEFICIALLY OR HELD           PERCENT OF CLASS
                                                             AS COLLATERAL SECURITY           REPRESENTED BY
      NAME OF ISSUER AND                                       FOR OBLIGATIONS IN              AMOUNT GIVEN
       TITLE OF CLASS           AMOUNT OUTSTANDING             DEFAULT BY TRUSTEE               IN COL. C
       --------------           ------------------             ------------------               ---------

                 Not applicable.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                 If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

                       AS OF
                                (within 31 days)

         COL. A                   COL. B                       COL. C                       COL. D
         ------                   ------                       ------                       ------

                                                                  AMOUNT OWNED
                                                             BENEFICIALLY OR HELD AS    PERCENT OF CLASS
                                                             COLLATERAL SECURITY FOR    REPRESENTED BY
     NAME OF ISSUER AND                                      OBLIGATIONS IN DEFAULT     AMOUNT GIVEN
       TITLE OF CLASS         AMOUNT OUTSTANDING                   BY TRUSTEE           IN COL. C
       --------------         ------------------                   ----------           ---------

                 Not applicable.

                                       5

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                 If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person, any of which are so owned or held by the trustee:

                       AS OF
                                (within 31 days)

           COL. A                     COL. B                       COL. C                       COL. D
           ------                     ------                       ------                       ------
                                                                  AMOUNT OWNED
                                                             BENEFICIALLY OR HELD AS         PERCENT OF CLASS
                                                             COLLATERAL SECURITY FOR         REPRESENTED BY
     NAME OF ISSUER AND                                      OBLIGATIONS IN DEFAULT            AMOUNT GIVEN
       TITLE OF CLASS         AMOUNT OUTSTANDING                   BY TRUSTEE                    IN COL. C
       --------------         ------------------                   ----------                    ---------

                 Not applicable.



ITEM 12.         INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                 Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

             COL. A                     COL. B            COL. C
             ------                     ------            ------

   NATURE OF INDEBTEDNESS         AMOUNT OUTSTANDING     DATE DUE
   ----------------------         ------------------     --------


                 Not applicable.

ITEM 13.         DEFAULTS BY THE OBLIGOR.

                 (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.


                                  None.

                 (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                                  None

ITEM 14.         AFFILIATIONS WITH THE UNDERWRITERS.

                 If any underwriter is an affiliate of the trustee, describe each such affiliation.

                                  Not applicable.

ITEM 15.         FOREIGN TRUSTEE.

                 Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                  Not applicable.

ITEM 16.         LIST OF EXHIBITS.

                 List below all exhibits filed as a part of this statement of eligibility.

                 1. A copy of the articles of association of the trustee is now in effect.*

                 2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.*

                 3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.*

                 4. A copy of the existing bylaws of the trustee, or instruments corresponding thereto.*

                 5.       Not applicable.

                 6. The consents of United States institutional trustees required by Section 321(b) of the Act.

                 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                 8.       Not applicable.

                 9.       Not applicable.

         In answering any item in this statement of eligibility and qualification which relates to matters peculiarly within the knowledge of the obligor or of its partners, directors or executive officers, the undersigned, NationsBank of Texas, N.A., has relied upon information furnished to it by the obligor and the undersigned disclaims responsibility for the accuracy or completeness of such information.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, NationsBank of Texas, N.A., organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 1st day of March, 1994.


                                                   NATIONSBANK OF TEXAS N.A.

                                                   By: /s/ CARRIE L. SHERWOOD
                                                   Vice President

                                   EXHIBIT 1

         A copy of the current effective Articles of Association and amendments for NationsBank of Texas, National Association is attached as Exhibit 1 to Statement of Eligibility and Qualification (Form T-1) Executed by NationsBank of Dallas, N.A. and filed as part of a Registration Statement (Registration No. 33-47621) for the registration under the Securities Act of 1933, as amended, of Life Partners Group, Inc. 12 3/4% Senior Subordinated Notes due 2002. Such
exhibit is hereby incorporated herein by reference.

                                   EXHIBIT 2

         A copy of the certificate of authority of the trustee to commence business as a national bank issued by the Comptroller of the Currency under date of July 29, 1988 is attached as Exhibit 2 to Statement of Eligibility and Qualification (Form T-1) executed by NationsBank of Dallas, N.A. and filed as part of a Registration Statement (Registration No. 33-47621) for the registration under the Securities Act of 1933, as amended, of Life Partners Group, Inc. 12 1/4% Senior Subordinated Notes due 2002. Such exhibit is hereby incorporated herein by reference.


                                   EXHIBIT 3

         A copy of the authorization of the trustee to exercise corporate trust powers issued by the Comptroller of the Currency is attached as Exhibit 3 to Statement of Eligibility and Qualification (Form-T1) executed by NationsBank of Dallas, N.A. and filed as part of Registration Statement (Registration No. 33-47621) for the registration under the Securities Act of 1993, as amended, of Life Partners Group, Inc., 12 3/4% Senior Subordinated Notes due 2002, and is hereby incorporated herein by reference.

                                   EXHIBIT 4

         A copy of the currently effective Bylaws of NationsBank of Texas, National Association is attached as Exhibit 4 to Statement of Eligibility and Qualification (Form-T1) executed by NationsBank of Dallas, N.A. and filed as part of Registration Statement (Registration No. 33-47621) for the registration under the Securities Act of 1933, as amended, of Life Partners Group, Inc., 12 3/4% Senior Subordinated Notes due 2002, and is hereby incorporated herein by reference.

                                   EXHIBIT 6


         NationsBank of Texas, N.A., as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in Section 321 of said Trust Indenture Act of 1939.


                                                  NATIONSBANK OF TEXAS N.A.

                                                  By: /s/ CARRIE L. SHERWOOD
                                                  Vice President

Date: March 1, 1994.

                                   EXHIBIT 7


         Attached is a copy of the applicable portion of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining.

                                                             Board of Governors of the Federal Reserve System
                                                             OMB Number: 7100-0036

                                                             Federal Deposit Insurance Corporation
                                                             OMB Number: 3064-0052

                                                             Office of the Comptroller of the Currency
                                                             OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL           Expires February 28, 1995

- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1
[LOGO]                                                       Please refer to page i,
                                                             Table of Contents, for
                                                             the required disclosure
                                                             of estimated burden.

- ----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031
                                                    (930930)
Report at the close of busines September 30, 1993   --------

This report is required by law: 12 U.S.C. Section 324 (State          This report form is to be filed by banks with branches and
member banks); 12 U.S.C.  Section 1817 (State nonmember               consolidated subsidiaries in U.S. territories and
banks); and 12 U.S.C. Section 161 (National banks).                   possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking
                                                                      Facilities.
- ----------------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed              The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must be          accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for State       NOTE: These instructions may in some cases differ from
nonmember banks and three directors for State member and              generally accepted accounting principles.
National banks.

I, Joe L. Price, Senior Vice President                                We, the undersigned directors (trustees), attest to the
   ---------------------------------------------------                correctness of this Report of Condition (including the
   Name and Title of Officer Authorized to Sign Report                supporting schedules) and declare that it has been
                                                                      examined by us and to the best of our knowledge and belief
of the named bank do hereby declare that these Reports of             has been prepared in conformance with the instructions
Condition and Income (including the supporting schedules)             issued by the appropriate Federal regulatory authority and
have been prepared in conformance with the instructions               is true and correct.
issued by the appropriate Federal regulatory authority and            /s/
are true to the best of my knowledge and belief.                      -------------------------------------------------------
/s/ JOE L. PRICE, SVP                                                 Director (Trustee)
- -------------------------------------------------------               /s/
Signature of Officer Authorized to Sign Report                        -------------------------------------------------------
October 25, 1993                                                      Director (Trustee)
- -------------------------------------------------------               /s/
Date of Signature                                                     -------------------------------------------------------
                                                                      Director (Trustee)

- ------------------------------------------------------------------------------------------------------------------------------------
For Banks Submitting Hard Copy Report Forms:

STATE MEMBER BANKS: Return the original and one copy to the           NATIONAL BANKS: Return the original only in the special return
appropriate Federal Reserve District Bank.                            address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only
STATE NONMEMBER BANKS: Return the orignal only in the                to the FDIC, c/o Quality Data Systems, 2139 Espey Court,
special return address envelope provided. If express mail is used     Crofton, MD 21114.
in lieu of the special return address envelope, return the
original only to the FDIC, c/o Quality Data Systems, 2139
Espey Court, Crofton, MD 21114.
- ------------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number 27306                                         Cert No. 27306

                                                                      NationsBank of Texas, National Assoc
                                                                      One NationsBank Plaza, NC1-002-17-17
                                                                      Charlotte, NC 28255

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


NATIONSBANK OF TEXAS, N.A.   Call Date:  09/30/93   ST-BK: 48-2132   FFIEC   031
ONE NATIONSBANK PLAZA NC1-002-17-17                                  Page RC-2
CHARLOTTE, NC  28255                     Vendor ID:  D  CERT:  27306
                                                                     12
Transit Number: 11000055

Schedule RC - Continued

                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.     Deposits:
        a.  In domestic offices (sum of totals of columns A and C      RCON
            from Schedule RC-E, Part I)______________________________  2200 ..............            23,284,686         13.a
            (1) Noninterest-bearing (1)______________________________  6631 ....  4,713,609         ............         13.a.1
            (2) Interest-bearing ____________________________________  6636 .... 18,571,077         ............         13.a.2
        b.  In foreign offices, Edge and Agreement subsidiaries, and   RCFN
            IBFs (from Schedule RC-E, part II)_______________________  2200 ...............              946,182         13.b
            (1) Noninterest-bearing__________________________________  6631 ....      3,107         ............         13.b.1
            (2) Interest-bearing_____________________________________  6636 ....    943,075         ............         13.b.2
14.     Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge
        and Agreement subsidiaries, and in IBFs:                       RCFD
        a.  Federal funds purchased__________________________________  0278 ...............            8,323,947         14.a
        b. Securites sold under agreements to repurchase_____________  0279 ...............            1,534,967         14.b
15.     Demand notes issued to the                                     RCON
        U.S. Treasury________________________________________________  2840 ...............            2,000,270         15.
16.     Other borrowed                                                 RCFD
        money________________________________________________________  2850 ...............              977,657         16.
17.     Mortgage indebtedness and obligations under capitalized
        leases_______________________________________________________  2910 ...............               11,004         17.
18.     Bank's liability on acceptances executed and outstanding_____  2920 ...............              115,652         18.
19.     Subordinated notes and debentures____________________________  3200 ...............              301,434         19.
20.     Other liabilities (from Schedule RC-G)_______________________  2930 ...............              541,657         20.
21.     Total liabilities (sum of items 13 through 20)_______________  2948 ...............           38,037,456         21.

22.     Limited-life preferred stock and related surplus_____________  3282 ...............                    0         22.
EQUITY CAPITAL
23.     Perpetual preferred stock and related surplus________________  3838 ...............                    0         23.
24.     Common stock_________________________________________________  3230 ...............              500,000         24.
25.     Surplus (exclude all surplus related to preferred stock)_____  3839 ...............              803,992         25.
26.     a.  Undivided profits and capital reserves___________________  3632 ...............              946,694         26.a
        b.  LESS: Net unrealized loss on marketable equity securites_  0297 ...............                    0         26.b
27.     Cumulative foreign currency translation adjustments__________  3284 ...............                    0         27.
28.     Total equity capital (sum of items 23 through 27)____________  3210 ...............            2,250,686         28.
29.     Total liabilities, limited-life preferred stock, and equity
        capital (sum of items 21, 22, and 28)________________________  3300 ...............           40,288,142         29.

Memorandum
To be reported only with the March Report of Condition.
 1.     Indicate in the box at the right the number of the
        statement below that best describes the most
        comprehensive level of auditing work performed for the bank    RCFD          Number
        by independent external auditors as of any date during 1992__  6724 ....   N/A              ............          M.1


1 =  Independent audit of the bank conducted in accordance             4  =  Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified               external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank               authority)
2 =  Independent audit of the bank's parent holding company            5 =   Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing                 auditors
     standards by a certified public accounting firm which             6 =   Compilation of the bank's financial statements by
     submits a report on the consolidated holding company (but               external auditors
     not on the bank separately)                                       7 =   Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in accordance        8 =   No external audit work
     with generally accepted auditing standards by a certified
     public accounting firm (may be required by state charter-
     ing authority)

____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits

NATIONSBANK OF TEXAS, N.A.              CALL DATE:  09/30/93   ST-BK:  48-2132
ONE NATIONSBANK PLAZA NC1-002-17-17
CHARLOTTE, NC  28255                    VENDOR ID: D      CERT: 27306

Transit Number: 11000055

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1993

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET


                                                                                                                 C400
                                                                                                     Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):       RCFD
    a.  Noninterest-bearing balances and currency and coin (1)                     0061 . .                 1,837,213      1.a
    b.  Interest-bearing balances (2)                                              0071 . .                   525,858      1.b
2.  Securities (from Schedule RC-B)                                                0390 . .                 8,019,898      2.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a.  Federal funds sold                                                         0276 . .                 3,584,044      3.a
    b.  Securities purchased under agreements to resell                            0277 . .                    57,000      3.b
4.  Loans and lease financing receivables:
    a.  Loans and leases, net of unearned income                 RCFD
    (from Schedule RC-C)                                         2122 . .       24,225,262                  . . . . .      4.a
    b.  LESS: Allowance for loan and lease losses                3123 . .          166,500                  . . . . .      4.b
    c.  LESS: Allocated transfer risk reserve                    3128 . .              440                  . . . . .      4.c
    d.  Loans and leases, net of uneared income,
        allowance, and reserve (item 4.a minus 4.b and 4.c)                        2125 . .                24,058,322      4.d
 5. Assets held in trading accounts                                                2146 . .                     7,101      5.
 6. Premises and fixed assets (including capitalized leases)                       2145 . .                   533,666      6.
 7. Other real estate owned (from Schedule RC-M)                                   2150 . .                    10,863      7.
 8. Investments in unconsolidated subsidiaries and associated companies (from
    Schedule RC-M)                                                                 2130 . .                         3      8.
 9. Customers' liability to this bank on acceptance outstanding                    2155 . .                   115,652      9.
10. Intangible assets (from Schedule RC-M)                                         2143 . .                   288,914     10.
11. Other assets (from Schedule RC-F)                                              2160 . .                 1,249,608     11.
12. Total assets (sum of items 1 through 11)                                       2170 . .                40,288,142     12.

- -------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.


NATIONSBANK OF TEXAS, N.A.   CALL DATE: 09/30/93   ST-BK:48-2132      FFIEC 031
ONE NATIONSBANK PLAZA NC 1-002-17-17                                  PAGE RC-24
CHARLOTTE, NC  28255         VENDOR ID:D           CERT:27306         34

Transit Number: 11000055

                  THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- --------------------------------------------------------------------------------


                                       OMS No. For OCC:                1557-0081
                                       OMS No. For FDIC:               3064-0052
                                       OMS No. For Federal Reserve:    7100-0036
                                       Expiration Date:                02/28/95

                                         Special Report
                                  (Dollar Amounts in Thousands)

                          CLOSE OF BUSINESS DATE:     FDIC Certificate Number:
                           September 30, 1993                27306          C700
- --------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- --------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem(a). (Exclude the first $ 5,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of
"executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- --------------------------------------------------------------------------------

                                                                                  RCFD
                                                                                  ----
a. Number of Loans made to executive officers since the previous Call Report date_3561. .                    NONE    a.
b. Total dollar amount of above loans (in thousands of dollars)___________________3562. .                       0    b.
c. Range of interest charged on above loans (example: 9-3/4% = 9.75)_________7701/7702. .       0.00% to     0.00%   c.




Joe L. Price, Senior Vice President
- --------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER                           DATE (Month, Day, Year)
  AUTHORIZED TO SIGN REPORT


   /s/ JOE L. PRICE, SVP                     October 25, 1993
- ----------------------------------------     -----------------------------------
NAME AND TITLE OF PERSON TO WHOM             AREA CODE/PHONE NUMBER (TEXT 8904)
  INQUIRIES MAY BE DIRECTED (TEXT 8903)      (704) 386-9424

PATRICK BRENNAN, ASSISTANT VICE PRESIDENT
- --------------------------------------------------------------------------------
FDIC 8040/53 (12-92)